SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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		Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.accessmyproxy.com/fidelity.

STRATEGIC ADVISERS® INTERNATIONAL FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® International Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees of the Trust but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 1, 2010 of a new sub-adviser under a sub-advisory agreement (the Agreement) between Strategic Advisers and Causeway Capital Management LLC (Causeway) on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint the sub-adviser for the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about February 11, 2011 to shareholders of record as of January 18, 2011. This Information Statement is intended to inform you that a new sub-adviser has been appointed for your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. In order to use the "manager of managers" authority discussed above, the Trust and Strategic Advisers requested and received the SEC Order. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trust's Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including the Trustees who are not "interested persons" of the Trust or of Strategic Advisers under the 1940 Act (the Independent Trustees), appointed Causeway as an additional sub-adviser for the Fund and approved the Agreement with Causeway on December 1, 2010. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of Causeway under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated March 5, 2010.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include providing office space, equipment and facilities for maintaining the Fund's organization; supervising relations with, and monitoring the performance of, sub-advisers, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; preparing all general shareholder communications including shareholder reports; conducting shareholder relations; maintaining the Fund's existence and records; maintaining the registration and qualification of the Fund's shares under federal and state law; investigating and developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical analysis, and investment activities.

In addition to the management fee payable to Strategic Advisers, the Fund pays all of its expenses that are not assumed by Strategic Advisers or the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, under their respective agreements with the Fund. The Fund normally pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, registrar and transfer agent fees and expenses, auditor, and Independent Trustees. The Fund's management contract further provides that the Fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the Fund's transfer agent agreement, the transfer agent bears these costs. The expenses in connection with preparing this Information Statement and its enclosures will be borne by the Fund. Other expenses paid by the Fund include interest, taxes, brokerage commissions, the Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The Fund pays a management fee to Strategic Advisers that is paid to Strategic Advisers every month. The management fee is calculated by adding the annual management fee rate of 0.25% of the average daily net assets of the Fund throughout the month plus the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets (the Management Fee). Because the Fund's management fee may fluctuate, the Fund's management fee may be higher or lower in the future. The Fund's maximum aggregate annual management fee will not exceed 1.00% of the Fund's average daily net assets. The addition of Causeway as a sub-adviser will not result in a change to the maximum aggregate annual Management Fee payable by shareholders.

Strategic Advisers has contractually agreed to waive a portion of the management fee equal to 0.25% of the average daily net assets of the Fund through September 30, 2013.

In addition to Causeway, Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, serves as a sub-adviser to the Fund. As of the date of this Information Statement, Pyramis has not been allocated a portion of the Fund's assets.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the period ended December 31, 2010 for the Fund.

Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA	Sub-Advisory Fees Paid by Strategic Advisers to Sub-AdvisersB	Sub-Advisory Fees Paid by Strategic Advisers to Sub-Advisers as a % of Average Net Assets of the FundB
$ 122,998.002%		$ 122,998	.002%

A After waiver reducing management fees of $16,974,813.

B Pursuant to a shareholder vote, the fund reorganized and the fee structure of the fund changed on August 23, 2010. The fund first hired unaffiliated sub-advisers on December 1, 2010. The information provided in the table reflects the fund's current fee structure.

SUMMARY OF AGREEMENT WITH CAUSEWAY

On December 1, 2010, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Causeway on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Causeway dated December 1, 2010. Pursuant to the Agreement, Causeway has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Causeway provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. Causeway will vote the Fund's proxies in accordance with Causeway's proxy voting policies as approved by the Board. Strategic Advisers has granted Causeway authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, forward foreign currency exchange contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Causeway a monthly asset-based fee out of the Management Fee.

The Agreement with Causeway may be terminated on sixty days' written notice to Causeway: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Causeway is terminable by Causeway upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Causeway will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Causeway's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT CAUSEWAY

Causeway is a majority employee-owned investment firm. Causeway was founded in 2001 and is a Delaware limited liability company. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, control Causeway through their executive offices and their voting control of Causeway. Causeway is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. As of September 30, 2010, Causeway had assets under management of approximately $10.6 billion.

Investment Process

Causeway employs a traditional value style that focuses on characteristics including low price-to-earnings ratio, high yield (dividends and share repurchases), low price-to-book value ratio, low price-to-cash flow ratio, and financial strength. Causeway's developed-markets strategy combines a bottom-up approach to stock selection with proprietary risk management tools. Causeway's country, industry, and security allocations are residuals of its stock selection process.

Portfolio Managers

Sarah H. Ketterer, Portfolio Manager

Sarah H. Ketterer is the chief executive officer of Causeway and is responsible for research in the global financials and industrials sectors. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (HW-MLIM) since 1996, where she was a managing director and co-head of the International and Global Value Equity Team in Los Angeles.

Harry W. Hartford, Portfolio Manager

Harry W. Hartford is the president of Causeway and is responsible for research in the global financials, materials and industrials sectors. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director and co-head of the International and Global Value Equity Team in Los Angeles.

James A. Doyle, Portfolio Manager

James A. Doyle is a director of Causeway and is responsible for research in the global consumer discretionary, healthcare and information technology sectors. Mr. Doyle joined the firm in June 2001. Previously, Mr. Doyle was with HW-MLIM since 1997, where he was a vice president and the head of investment research for the International and Global Value Equity Team in Los Angeles.

Jonathan P. Eng, Portfolio Manager

Jonathan P. Eng is a director of Causeway and is responsible for research in the global consumer discretionary and industrials sectors. Mr. Eng joined the firm in July 2001. From 1997 to July 2001, Mr. Eng was with HW-MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team.

Kevin Durkin, Portfolio Manager

Kevin Durkin is a director of Causeway and is responsible for research in the global consumer staples, industrials, and energy sectors. Mr. Durkin joined the firm in June 2001. From 1999 to June 2001, Mr. Durkin was with HW-MLIM in Los Angeles, where he was an equity research associate for the International and Global Value Equity Team.

Conor Muldoon, Portfolio Manager

Conor Muldoon is a director of Causeway and is responsible for research in the global utilities, materials, and telecommunications sectors. Mr. Muldoon joined the firm in June 2003. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity.

Directors and Officers

The following are directors and/or executive officers of Causeway. The address of each is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.

DIRECTORS AND OFFICERS
Name	Position
Gracie V. Fermelia	Chief Operating Officer, Chief Compliance Officer, Elected Manager
Sarah H. Ketterer	Chief Executive Officer, Portfolio Manager, Elected Manager
Harry W. Hartford	President, Portfolio Manager, Elected Manager
Mark Cone	Chief Marketing Officer
Turner Swan	General Counsel, Secretary
Robert L. Burch	Elected Manager
CONTROL PERSONS
Name	Relationship
Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, control Causeway through their executive offices and their voting control of Causeway.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH CAUSEWAY

At a meeting of the Trustees held December 1, 2010, the Trustees, including all of the Independent Trustees, unanimously voted to approve the Agreement with Causeway. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreement with Causeway. In considering the Agreement with Causeway, the Trustees reviewed a variety of materials relating to the Fund and Causeway, including information regarding the nature, extent and quality of services to be provided by Causeway under the Agreement. The Trustees, including the Independent Trustees, considered the best interests of the Fund and its shareholders and took into account all matters they deemed relevant.

The Trustees had been provided by Strategic Advisers with materials specifically relating to the Agreement with Causeway and were given the opportunity to ask questions and request further information in connection with such consideration. The materials provided included the proposed form of Agreement, as well as information on the fees proposed to be paid by Strategic Advisers to Causeway. The Trustees also took into account the qualifications and experience of Causeway's personnel as well as composite performance information regarding Causeway's historical investment performance other client accounts. In addition, the Board of Trustees considered the financial condition of Causeway and noted that, as of June 30, 2010, Causeway managed approximately $9 billion in assets. In considering the Agreement with Causeway, the Board of Trustees also reviewed and approved Causeway's compliance policies, including its code of ethics relating to personal securities transactions and its proxy voting guidelines.

The Trustees considered the investment philosophy, strategies and techniques intended to be used by Causeway in managing its portion of Fund assets. Among other things, the Trustees considered biographical information on portfolio management and other professional staff, information about Causeway's organizational and management structure, and information about Causeway's brokerage policies and practices.

In considering the reasonableness of the sub-advisory fee payable to Causeway by Strategic Advisers, the Trustees reviewed information comparing the Fund's management fee to fees charged by other funds in the Fund's mapped group and to the fees paid to the Fund's current sub-advisers. The Trustees also noted that Strategic Advisers and Causeway had negotiated the Agreement and fee rates at arms' length and that Causeway is not affiliated with Strategic Advisers. The Trustees noted that the sub-advisory fee paid to Causeway will be paid by Strategic Advisers and that the maximum aggregate annual Management Fee paid to Strategic Advisers by the Fund will remain unchanged.

Conclusion. Based on its evaluation of all material factors, with no single factor being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees, including the Independent Trustees, with the advice of independent counsel, concluded that the approval of the Agreement on behalf of the Fund was in the best interests of the Fund and its shareholders. The Trustees also determined that the Agreement does not involve a conflict of interest from which Strategic Advisers or Pyramis derive an inappropriate advantage. The Trustees, including a majority of the Independent Trustees, voted to approve the Agreement with Causeway on December 1, 2010.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, and Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

PORTFOLIO TRANSACTIONS

Strategic Advisers has granted investment management authority over allocated portions of the Fund's assets to a sub-adviser. A sub-adviser is authorized to provide the services described in its respective sub-advisory agreement, and will do so in accordance with the policies described in this section.

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by a sub-adviser pursuant to authority contained in its respective sub-advisory agreement. A sub-adviser may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which each sub-adviser or its affiliates have investment discretion. All additional orders for the purchase or sale of portfolio securities (normally, shares of underlying funds) are placed on behalf of the Fund by Strategic Advisers, either itself or through its affiliates, pursuant to authority contained in the Fund's management contract. The Fund will not incur any commissions or sales charges when it invests in underlying funds, but it may incur such costs if it invests directly in other types of securities, such as exchange traded funds. Strategic Advisers may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities, if any, are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the Fund for any fixed-income security, the price paid by the Fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the Fund periodically review Strategic Advisers', its affiliates', and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the compensation paid by the Fund over representative periods of time to determine if it was reasonable in relation to the benefits to the Fund.

Causeway

In executing fund transactions with brokers and dealers, Causeway seeks to obtain the best available price in the best available market so that the Fund's total cost is or proceeds are the most favorable under the circumstances, taking into account the size and nature of an order, the difficulty of execution, and the full range and quality of a broker-dealer's services, including among other things:

  Execution capability;
  Brokerage and research services;
  Responsiveness;
  Level of commission rates charged;
  Financial soundness;
  Back office processing capabilities; and
  Participation in client commission recapture programs.

Causeway does not adhere to any rigid formulas in selecting broker-dealers, but will weigh a combination of some or all of the preceding criteria. The determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for the Fund and Causeway's other clients. Causeway's traders monitor prices by comparing fills to the stock's volume-weighted average price ("VWAP") for the trading day. Portfolio managers and research analysts assess brokers based on research services and communicate research rankings to the Trading Desk. Portfolio managers and traders receive monthly and annual reports listing brokers and commissions by country, monitor the amount of commissions allocated among broker-dealers and seek to allocate transactions to broker-dealers who provide superior execution and research services. Causeway also uses a third party service provider to assist the firm in assessing best execution.

Causeway may consider proprietary or third party brokerage and research services provided by broker-dealers as a factor in their selection. Causeway may effect securities transactions that cause the Fund to pay an amount of commission in excess of the amount of commission another broker-dealer would have charged; provided, that Causeway determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the broker-dealer used by Causeway, viewed in terms of either the specific transaction or Causeway's overall responsibilities to the Fund and other accounts for which it exercises investment discretion.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy. Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts and corporate management personnel. Brokerage and research services furnished by broker-dealers may be used in servicing all Causeway's accounts and not all such services may be used in connection with the Fund or any other particular account of Causeway which paid commissions to the broker-dealer providing such services.

Pursuant to SEC interpretative guidance, Causeway uses commission sharing arrangements ("CSAs") with certain brokers. These CSA brokers execute trades and credit soft dollars to pools from which Causeway directs payments to the CSA brokers, third-party brokers, and independent research providers based on commission targets. The use of CSAs is intended to assist Causeway in providing credits to brokers who, in its judgment, provide the best access to analysts and management, and to independent research providers, while using reliable execution brokers which Causeway believes will benefit Causeway's accounts, including the Fund.

Causeway may aggregate or "block" purchase and sale orders - including IPOs and new issues - to seek the efficiencies that may be available for larger transactions when it determines that investment decisions are appropriate for each participating account and it believes that aggregation is consistent with its duty to seek best execution for its clients. Prior to placing the order, Causeway computes the allocation it intends to make among participating client accounts. When aggregating orders, participating clients receive the average share price for all the transactions in that security for the aggregated order on a given business day, with transaction costs shared pro rata based on each client's participation.

If the aggregated order is entirely filled, Causeway will allocate the securities among clients in accordance with its previous allocation computation. Securities purchased or sold in an aggregated order that is not completely filled on a trading day are allocated pro rata, when possible, to the participating client accounts in proportion to the size of the order placed for each account. Causeway may, however, increase or decrease the amount of securities allocated to each account if necessary due to cash constraints or to avoid holding odd-lot or small numbers of shares for particular clients. Additionally, if Causeway is unable to fully execute an aggregated order and Causeway determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro rata basis, Causeway may allocate such securities in a manner determined in good faith to be a fair allocation.

OTHER INFORMATION

Brokerage. Pursuant to a shareholder vote, the fund reorganized and added an affiliated sub-adviser on August 23, 2010. The fund first hired unaffiliated sub-advisers on December 1, 2010. The fund paid no commissions paid to any broker or dealer affiliated with the fund through December 31, 2010.

Outstanding Shares and Ownership of Shares. There were 1,163,349,306 shares of the Fund issued and outstanding as of December 31, 2010.

As of December 31, 2010, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

Annual Report. For a free copy of the Fund's annual report for the fiscal year ended February 28, 2010, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109. Until the close of business on August 20, 2010, the Fund was named PAS International Fund of Funds, and was a fund of Fidelity Rutland Square Trust.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Strategic Advisers is a registered service mark of FMR LLC.

1.923681.100

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FOI-pis-0211

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.accessmyproxy.com/fidelity.

STRATEGIC ADVISERS® SMALL-MID CAP FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Small-Mid Cap Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees of the Trust but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 1, 2010 of five new sub-advisers under sub-advisory agreements (the Agreements) between Strategic Advisers and each of Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (Alger Management), Invesco Advisers, Inc. (Invesco), Loomis, Sayles & Company, L.P. (Loomis Sayles), and Systematic Financial Management, L.P. (Systematic) on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint new sub-advisers for the Fund and to discuss the terms of the Agreements.

This Information Statement is being mailed on or about February 11, 2011 to shareholders of record as of January 18, 2011. This Information Statement is intended to inform you that new sub-advisers have been appointed for your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. In order to use the "manager of managers" authority discussed above, the Trust and Strategic Advisers requested and received the SEC Order. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trust's Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including the Trustees who are not "interested persons" of the Trust or of Strategic Advisers under the 1940 Act (the Independent Trustees), appointed ARI, Alger Management, Invesco, Loomis Sayles, and Systematic as additional sub-advisers for the Fund and approved the Agreements with ARI, Alger Management, Invesco, Loomis Sayles, and Systematic on December 1, 2010. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of ARI, Alger Management, Invesco, Loomis Sayles, and Systematic under the terms of the Agreements was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated March 5, 2010.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include providing office space, equipment and facilities for maintaining the Fund's organization; supervising relations with, and monitoring the performance of, sub-advisers, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; preparing all general shareholder communications including shareholder reports; conducting shareholder relations; maintaining the Fund's existence and records; maintaining the registration and qualification of the Fund's shares under federal and state law; investigating and developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical analysis, and investment activities.

In addition to the management fee payable to Strategic Advisers, the Fund pays all of its expenses that are not assumed by Strategic Advisers or the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, under their respective agreements with the Fund. The Fund normally pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, registrar and transfer agent fees and expenses, auditor, and Independent Trustees. The Fund's management contract further provides that the Fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the Fund's transfer agent agreement, the transfer agent bears these costs. The expenses in connection with preparing this Information Statement and its enclosures will be borne by the Fund. Other expenses paid by the Fund include interest, taxes, brokerage commissions, the Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The Fund pays a management fee to Strategic Advisers that is paid to Strategic Advisers every month. The management fee is calculated by adding the annual management fee rate of 0.25% of the average daily net assets of the Fund throughout the month plus the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets (the Management Fee). Because the Fund's management fee may fluctuate, the Fund's management fee may be higher or lower in the future. The Fund's maximum aggregate annual management fee will not exceed 1.10% of the Fund's average daily net assets. The addition of ARI, Alger Management, Invesco, Loomis Sayles, and Systematic as sub-advisers will not result in a change to the maximum aggregate annual Management Fee payable by shareholders.

Strategic Advisers has contractually agreed to waive a portion of the management fee equal to 0.25% of the average daily net assets of the Fund through September 30, 2013.

In addition to ARI, Alger Management, Invesco, Loomis Sayles, and Systematic, Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, serves as a sub-adviser to the Fund.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the period ended December 31, 2010 for the Fund.

Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-AdvisersB	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the FundB
$ 251,048.016%		$ 197,017	.012%
Sub-Advisory Fees Paid by Strategic Advisers to Pyramis	Sub-Advisory Fees Paid by Strategic Advisers to Pyramis as a % of Average Net Assets of the Fund
$ 54,031.003%

A After waiver reducing management fees of $3,977,152.

B Pursuant to a shareholder vote, the fund reorganized and the fee structure of the fund changed on August 23, 2010. The fund first hired unaffiliated sub-advisers on December 1, 2010. The information provided in the table reflects the fund's current fee structure.

SUMMARY OF AGREEMENT WITH ARI

On December 1, 2010, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with ARI on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with ARI dated December 1, 2010. Pursuant to the Agreement, ARI has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, ARI provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. ARI will vote the Fund's proxies in accordance with ARI's proxy voting policies as approved by the Board. Strategic Advisers has granted ARI authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays ARI a monthly asset-based fee out of its Management Fee.

The Agreement with ARI may be terminated on sixty days' written notice to ARI: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with ARI is terminable by ARI upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with ARI will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of ARI's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT ARI

ARI was founded in July 1974 to provide investment management services to a select group of clientele. ARI is a registered investment advisor with the United States Securities and Exchange Commission (SEC). ARI is located at Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, IL 60601. As of September 30, 2010, ARI had approximately $5.6 billion in discretionary assets under management.

ARI is a wholly owned subsidiary of Piper Jaffray Companies. Piper Jaffray Companies is located at 800 Nicollet Mall, Minneapolis, MN 55402. ARI operates independently with asset management being its only business.

Investment Process

ARI employs a pure traditional value discipline, seeking companies selling at a discount to net asset value. ARI uses financial statement analysis to attempt to calculate true economic value of companies. ARI also performs fundamental due diligence and industry analysis.

Portfolio Managers

Brien O'Brien, Portfolio Manager

Brien O'Brien, ARI CEO, Chairman and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010. Mr. O'Brien joined ARI in 1996 through the merger of another investment advisory firm he founded, Marquette Capital, and has served as an executive officer, portfolio manager and member of ARI's investment team since that time.

James Langer, Portfolio Manager

James Langer, CFA, ARI Managing Director and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010. Mr. Langer has served as a member of ARI's investment team and research analyst since joining ARI in 1996, and as a portfolio manager since 2007.

Matthew Swaim, Portfolio Manager

Matthew Swaim, CFA, CPA, Managing Director and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010. Mr. Swaim has served as a member of ARI's investment team and research analyst since joining ARI in 2005, and as a portfolio manager since 2009.

Directors and Officers

The following are directors and/or executive officers of ARI. The address of each is Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, IL 60601.

DIRECTORS AND OFFICERS
Name	Position
Brien Michael O'Brien	Chief Executive Officer, Chairman
Christopher Dyson Crawshaw	Secretary and Managing Director
Cari Ann Hopfensperger	Chief Compliance Officer
Heather L. Calby	Chief Financial Officer
Thomas Gregory Smith	Board Member
CONTROL PERSONS
Name	Relationship
Piper Jaffray Companies	Owns 100% of ARI

SUMMARY OF AGREEMENT WITH ALGER MANAGEMENT

On December 1, 2010, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Alger Management on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Alger Management dated December 1, 2010. Pursuant to the Agreement, Alger Management has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Alger Management provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. Alger Management will vote the Fund's proxies in accordance with Alger Management's proxy voting policies as approved by the Board. Strategic Advisers has granted Alger Management authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Alger Management a monthly asset-based fee out of its Management Fee.

The Agreement with Alger Management may be terminated on sixty days' written notice to Alger Management: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Alger Management is terminable by Alger Management upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Alger Management will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Alger Management's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT ALGER MANAGEMENT

Alger Management, at 111 Fifth Avenue, New York, NY 10003, has been in the business of providing investment advisory services since 1964. As of September 30, 2010, Alger Management had approximately $9.1 billion in mutual fund assets under management as well as $4.6 billion in other assets.

Alger Management is owned by Alger Associates, Inc., a financial services holding company located at 111 Fifth Avenue, New York, NY 10003. Alger Associates, Inc. is a female owned firm which is 100% owned by members of the Alger family. Hilary M. Alger, Nicole D. Alger, and Alexandra D. Alger each own 1/3 of Alger Associates, Inc.

Investment Process

Alger Management employs a pure traditional growth strategy targeting high unit growth and positive catalysts. Alger Management's grassroots research by a pool of all-cap sector-specialized analysts drives stock selection. Alger Management's capacity-constrained strategy can own companies ranging from micro to small-mid cap.

Portfolio Manager

Jill Greenwald, Portfolio Manager

Jill Greenwald serves as a portfolio manager for Alger Management's portion of the fund's assets, which she has managed since December 2010. Ms. Greenwald has been employed by Alger Management since 2001 and currently serves as Executive Vice President and portfolio manager.

Directors and Officers

The following are directors and/or executive officers of Alger Management. The address of each is 111 Fifth Avenue, New York, NY 10003.

DIRECTORS AND OFFICERS
Name	Position
Daniel Cayley Chung	Director, Chairman, Chief Executive Officer and Chief Investment Officer
Hal Liebes	Director, Executive Vice President, Chief Legal Officer and Chief Operating Officer
Barry J. Mullen	Chief Compliance Officer
Robert Louis Kincel	Chief Financial Officer
CONTROL PERSONS
Name	Relationship
Alger Associates, Inc.	Owns 100% of Alger Management, and is owned by Hilary M. Alger, Nicole D. Alger, and Alexandra D. Alger, equally

SUMMARY OF AGREEMENT WITH INVESCO

On December 1, 2010, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Invesco on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Invesco dated December 1, 2010. Pursuant to the Agreement, Invesco has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Invesco provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. Invesco will vote the Fund's proxies in accordance with Invesco's proxy voting policies as approved by the Board. Strategic Advisers has granted Invesco authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Invesco a monthly asset-based fee out of its Management Fee.

The Agreement with Invesco may be terminated on sixty days' written notice to Invesco: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Invesco is terminable by Invesco upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Invesco will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Invesco's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT INVESCO

Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco is located at 1555 Peachtree, N.E., Atlanta, Georgia 30309. As of September 30, 2010, Invesco had approximately $604.5 billion in discretionary assets under management.

Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., 1555 Peachtree, N.E., Atlanta, Georgia 30309. Invesco Ltd. is a publicly owned company whose shares are listed on the New York Stock Exchange under the symbol "IVZ". Employees and employee trusts represent the single largest shareholder group holding approximately 8% of the shares in Invesco Ltd. Members of the investment team have equity in the firm.

Investment Process

With respect to Invesco's portion of the fund's assets, Invesco seeks attractively valued, small-cap companies with high growth potential, demonstrated by consistent and accelerating revenue and earnings growth. Invesco also seeks to capitalize on research inefficiencies in the small-cap marketplace.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of Invesco's portion of the fund's assets:

Juliet Ellis, Lead Manager

Juliet Ellis, (lead manager), Senior Portfolio Manager, since 2004 and has been associated with Invesco and/or its affiliates since 2004.

Juan Hartsfield, Portfolio Manager

Juan Hartsfield, Portfolio Manager, since 2004 and has been associated with Invesco and/or its affiliates since 2004.

Clay Manley, Portfolio Manager

Clay Manley, Portfolio Manager, since 2008 and has been associated with Invesco and/or its affiliates since 2001.

The lead manager generally has final authority over all aspects of Invesco's portion of the fund's assets' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

Directors and Officers

The following are directors and/or executive officers of Invesco. The address of each is 1555 Peachtree, N.E., Atlanta, Georgia 30309.

DIRECTORS AND OFFICERS
Name	Position
David Alexander Hartley	Treasurer and Chief Accounting Officer
Jeffrey Howard Kupor	Senior Vice President
Todd Lawrence Spillane	Chief Compliance Officer and Senior Vice President
Gregory Mark Armour	Director, Co-President and Co-Chief Executive Officer
Kevin Michael Carome	Director and Secretary
Loren Michael Starr	Director and Chief Financial Officer
Philip Taylor	Director, Co-President and Co-Chief Executive Officer
Lance Allen Rejsek	Anti-Money Laundering Compliance Officer
Annette Janecka Lege	Controller
Michael Kevin Cronin	Senior Vice President
Kirk Frederick Holland	Senior Vice President
Karen Dunn Kelley	Senior Vice President
Leslie Ann Schmidt	Senior Vice President
Andrew Ryan Schlossberg	Senior Vice President
Gary Kevin Wendler	Senior Vice President
John Mark Zerr	Senior Vice President
Frederick Robert Meyer	Senior Investment Officer
David Alan Ridley	Senior Vice President
David Colvin Warren	Senior Vice President
CONTROL PERSONS
Name	Relationship
Invesco Ltd.	Owns 100% of Invesco

SUMMARY OF AGREEMENT WITH LOOMIS SAYLES

On December 1, 2010, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Loomis Sayles on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Loomis Sayles dated December 1, 2010. Pursuant to the Agreement, Loomis Sayles has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Loomis Sayles provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. Loomis Sayles will vote the Fund's proxies in accordance with Loomis Sayles' proxy voting policies as approved by the Board. Strategic Advisers has granted Loomis Sayles authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Loomis Sayles a monthly asset-based fee out of its Management Fee.

The Agreement with Loomis Sayles may be terminated on sixty days' written notice to Loomis Sayles: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Loomis Sayles is terminable by Loomis Sayles upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Loomis Sayles will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Loomis Sayles' sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT LOOMIS SAYLES

Loomis Sayles was formed and began managing assets in 1926. The firm is structured as a Delaware limited partnership. Loomis Sayles is located at One Financial Center, Boston, MA, 02111. As of September 30, 2010, Loomis Sayles had approximately $149.8 billion in assets under management.

Loomis Sayles is a registered investment adviser and is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (Natixis US), located at 399 Boylston Street, Boston, MA 02116. Natixis US owns the entire limited partnership interest in Loomis Sayles. Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, located at 21 quai d'Austerlitz 75634 Paris cedex 13 - France, that is in turn owned by Natixis, a French investment banking and financial services firm located at 30, avenue Pierre Mendes France - 75013 Paris.

Investment Process

Loomis Sayles has a small-mid cap core exposure with a relative value tilt. Loomis Sayles focuses on companies that are well priced with an identifiable near-term catalyst to unlock the value. Holdings fall into three buckets: misunderstood franchises, special situations, and under-followed stocks. Fundamental research drives stock selection.

Portfolio Managers

Joseph Gatz, Co-manager

Joseph Gatz, CFA, serves as co-manager for Loomis Sayles' portion of the fund's assets, which he has managed since December 2010. Since joining Loomis Sayles as a vice president in 1999, Mr. Gatz has worked as a portfolio manager of small/mid cap and small cap value portfolios and provides primary research coverage of the technology sector.

Daniel Thelen, Co-manager

Daniel Thelen, CFA, serves as co-manager for Loomis Sayles' portion of the fund's assets, which he has managed since December 2010. Since joining Loomis Sayles as a vice president in 1996, Mr. Thelen has worked as a portfolio manager of small/mid cap and small cap value portfolios and also provides research coverage to the small cap and small/mid cap teams of the consumer, business services and utilities sectors.

Directors and Officers

The following are directors and/or executive officers of Loomis Sayles. Except for Messrs. Servant and Hailer, the address of each is One Financial Center, Boston, MA 02111. The address for Messrs. Servant and Hailer is 399 Boylston Street, Boston, MA 02116.

DIRECTORS AND OFFICERS
Name	Position
Robert J. Blanding	Chief Executive Officer of Loomis Sayles, Chairman, President
Kevin P. Charleston	Chief Financial Officer of Loomis Sayles, Executive Vice President and Director
Daniel J. Fuss	Vice Chairman, Executive Vice President
John F. Gallagher III	Director of Institutional Services, Executive Vice President and Director
Lauriann C. Kloppenburg	Executive Vice President, Chief Investment Officer - Equities and Director
John R. Gidman	Executive Vice President, Chief Information Officer and Director
Jaehoon Park	Executive Vice President, Chief Investment Officer - Fixed Income and Director
Jean S. Loewenberg	Executive Vice President, General Counsel, Secretary and Director
John T. Hailer	Director, President and CEO of Natixis Global Asset Management, North America
Pierre P. Servant	Director, President and CEO of Natixis Global Asset Management
Mark E. Smith	Managing Director of Fixed Income, Executive Vice President and Director
CONTROL PERSONS
Name	Relationship
Natixis US	Owns 100% of Loomis Sayles and is a wholly owned subsidiary of Natixis Global Asset Management

SUMMARY OF AGREEMENT WITH SYSTEMATIC

On December 1, 2010, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Systematic on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Systematic dated December 1, 2010. Pursuant to the Agreement, Systematic has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Systematic provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. Systematic will vote the Fund's proxies in accordance with Systematic' proxy voting policies as approved by the Board. Strategic Advisers has granted Systematic authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Systematic a monthly asset-based fee out of its Management Fee.

The Agreement with Systematic may be terminated on sixty days' written notice to Systematic: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Systematic is terminable by Systematic upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Systematic will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Systematic' sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT SYSTEMATIC

Systematic was founded in 1982 as a registered investment adviser with the SEC, specializing in the management of value portfolios. Systematic is located at 300 Frank W. Burr Blvd., 7th Floor, Teaneck, NJ 07666. As of September 30, 2010, Systematic had approximately $8 billion in discretionary assets under management.

A majority stake in the firm is owned by Affiliated Managers Group (AMG), a publicly traded holding company that invests in mid-sized asset management firms. AMG is located at 600 Hale Street, Prides Crossing, MA 01965. The remaining equity spread between six active senior members of Systematic. AMG is a passive financial partner. Systematic's active partners have autonomous control of the investment philosophy and process, as well as comprehensive management of the firm.

Investment Process

Systematic's investment process combines quantitative ranking, fundamental analysis, and disciplined portfolio construction. The portfolio manager seeks undervalued stocks with a confirmed upturn in earnings and positive momentum, which help avoid value traps. Systematic's disciplined sell process may result in high turnover as value is realized.

Portfolio Managers

Ronald Mushock, Lead Portfolio Manager

Ronald Mushock serves as lead portfolio manager for Systematic's portion of the fund's assets, which he has managed since December 2010. Mr. Mushock, CFA, has been the lead portfolio manager for all of Systematic's SMID Cap Value Equity portfolios since their inception in 2002 and all of Systematic's Mid Cap Value portfolios since their inception in 2000. Mr. Mushock became a partner of Systematic in 2005.

D. Kevin McCreesh, Co-portfolio Manager

D. Kevin McCreesh serves as co-portfolio manager for Systematic's portion of the fund's assets, which he has managed since December 2010. Mr. McCreesh, CFA, co-portfolio manger for all of Systematic's SMID Cap Value portfolios has been the Chief Financial Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manger for Systematic's Large and Small Cap Value portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996 and is a partner of the firm.

Directors and Officers

The following are directors and/or executive officers of Systematic. The address of each is 300 Frank W. Burr Blvd., 7th Floor, Teaneck, NJ 07666.

DIRECTORS AND OFFICERS
Name	Position
Ronald Matthew Mushock	Managing Director, Portfolio Manager
Karen Elizabeth Kohler	Chief Operating Officer and Chief Compliance Officer, Managing Director
D. Kevin McCreesh	Chief Investment Officer and Portfolio Manager
Kenneth Burgess	Managing Director and Portfolio Manager
Gregory Balcom Wood	Managing Director and Head Trader
Eoin Middaugh	Managing Director, Portfolio Manager
Roger Chang	Vice President, Trader
Scott Garrett	Vice President
Ron Luraschi	Senior Vice President
Jim Wallerius	Senior Vice President
CONTROL PERSONS
Name	Relationship
AMG	Owns >60% of Systematic, Parent Company and General Partner
D. Kevin McCreesh	Owns 5% - 10% of Systematic, Chief Investment Officer
Kenneth Burgess	Owns 5% - 10% of Systematic, Portfolio Manager at Systematic

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENTS WITH ARI, ALGER MANAGEMENT, INVESCO, LOOMIS SAYLES, AND SYSTEMATIC

At a meeting of the Trustees held December 1, 2010, the Trustees, including all of the Independent Trustees, unanimously voted to approve the Agreements with ARI, Alger Management, Invesco, Loomis Sayles, and Systematic (collectively, the "sub-advisers"). The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements with each sub-adviser. In considering the Agreements with each sub-adviser, the Trustees reviewed a variety of materials relating to the Fund and each sub-adviser, including information regarding the nature, extent and quality of services to be provided by each sub-adviser under their respective Agreement. The Trustees, including the Independent Trustees, considered the best interests of the Fund and its shareholders and took into account all matters they deemed relevant.

The Trustees had been provided by Strategic Advisers with materials specifically relating to the Agreements with each sub-adviser and were given the opportunity to ask questions and request further information in connection with such consideration. The materials provided included each proposed form of Agreement, as well as information on the fees proposed to be paid by Strategic Advisers to each sub-adviser. The Trustees also took into account the qualifications and experience of each sub-adviser's personnel as well as composite performance information regarding each sub-adviser's historical investment performance other client accounts. In addition, the Board of Trustees considered the financial condition of each sub-adviser and noted that, as of June 30, 2010, ARI managed approximately $5.3 billion in assets, Alger Management managed approximately $11.8 billion in assets, Invesco managed approximately $557.7 billion in assets, Loomis Sayles managed approximately $141 billion in assets, and Systematic managed approximately $7.3 billion in assets. In considering the Agreements with each sub-adviser, the Board of Trustees also reviewed and approved each sub-adviser's compliance policies, including each sub-adviser's codes of ethics relating to personal securities transactions and proxy voting guidelines.

The Trustees considered the investment philosophy, strategies and techniques intended to be used by each sub-adviser in managing its portion of Fund assets. Among other things, the Trustees considered biographical information on portfolio management and other professional staff, information about each sub-adviser's organizational and management structure, and information about each sub-adviser's brokerage policies and practices.

In considering the reasonableness of the sub-advisory fee payable to each sub-adviser by Strategic Advisers, the Trustees reviewed information comparing the Fund's management fee to fees charged by other funds in the Fund's mapped group and to the fees (if any) paid to the Fund's current sub-advisers. The Trustees also noted that Strategic Advisers and each sub-adviser had negotiated the Agreement and fee rates at arms' length and that the sub-advisers are not affiliated with Strategic Advisers. The Trustees noted that the sub-advisory fee paid to each sub-adviser will be paid by Strategic Advisers and that the maximum aggregate annual Management Fee paid to Strategic Advisers by the Fund will remain unchanged.

Conclusion. Based on its evaluation of all material factors, with no single factor being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees, including the Independent Trustees, with the advice of independent counsel, concluded that the approval of the Agreements on behalf of the Fund was in the best interests of the Fund and its shareholders. The Trustees also determined that the Agreements do not involve a conflict of interest from which Strategic Advisers or Pyramis derive an inappropriate advantage. The Trustees, including a majority of the Independent Trustees, voted to approve the Agreement with each sub-adviser on December 1, 2010.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser and Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

PORTFOLIO TRANSACTIONS

Strategic Advisers has granted investment management authority over allocated portions of the Fund's assets to each sub-adviser of the Fund. Each sub-adviser is authorized to provide the services described in its respective sub-advisory agreement, and will do so in accordance with the policies described in this section.

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by each sub-adviser pursuant to authority contained in its respective sub-advisory agreement. Each sub-adviser may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which each sub-adviser or its affiliates have investment discretion. All additional orders for the purchase or sale of portfolio securities (normally, shares of underlying funds) are placed on behalf of the Fund by Strategic Advisers, either itself or through its affiliates, pursuant to authority contained in the Fund's management contract. The Fund will not incur any commissions or sales charges when it invests in underlying funds, but it may incur such costs if it invests directly in other types of securities, such as exchange traded funds. Strategic Advisers may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities, if any, are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the Fund for any fixed-income security, the price paid by the Fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the Fund periodically review Strategic Advisers', its affiliates', and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the compensation paid by the Fund over representative periods of time to determine if it was reasonable in relation to the benefits to the Fund.

ARI.

Pursuant to the Agreement, ARI determines which securities are to be purchased and sold for a portion of the Fund's assets and which broker-dealers are eligible to execute the Fund's portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction. Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, ARI will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to ARI that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. ARI considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Sub-Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is ARI's general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, to the Fund or to ARI, even if the specific services are not directly useful to the Fund and may be useful to ARI in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by ARI to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of ARI's overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by ARI. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as ARI's other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

Alger Management.

Decisions to buy and sell securities and other financial instruments for the Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment requirements for each fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other funds, investments of the type the funds may make may also be made by these other accounts or funds. When a fund and one or more other funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a fund or the size of the position obtained or disposed of by a fund.

Transactions in equity securities are in most cases effected on U. S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions.

Securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the 1934 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, that Alger's portion of fund transactions will generally be executed through Fred Alger & Company, Incorporated ("Alger Inc." or the "Distributor"), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the 1934 Act, as amended, provided to the fund involved, the other funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the funds.

Invesco.

The Selection of Brokers

Invesco's primary consideration in selecting brokers or dealers to execute portfolio transactions for the Fund is to obtain best execution. Invesco considers the full range and quality of a broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness. The determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. Invesco will not select brokers based upon their promotion or sale of Fund shares.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Invesco) that execute transactions for the Fund may receive higher compensation than other brokers might have charged the Fund, in recognition of the value of brokerage or other research products and services (Soft Dollar Products) they provide to Invesco or its affiliates.

Research Products and Services. Supplement Invesco's own research (and the research of certain of its affiliates), and may include the following types of products and services: database, analyses related to the investment process (such as forecasts and models used in the portfolio management process), quotation/trading/news systems, economic data/forecasting tools, quantitative/technical analysis, fundamental/industry analysis, and other specialized tools.

Execution Services. Invesco also uses soft dollars to acquire products from third parties that are supplied to Invesco through brokers executing the trades or other brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. Invesco may from time to time instruct the executing broker to allocate or "step out" a portion of a transaction to another broker. The broker to which Invesco has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

Mixed-Use Products and Services. If Invesco determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), Invesco will allocate the costs of such service or product accordingly in its reasonable discretion. Invesco will allocate brokerage commissions to brokers only for the portion of the service or product that Invesco determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Benefit to Invesco. Outside research assistance is useful to Invesco because the brokers used by Invesco tend to provide more in-depth analysis of a broader universe of securities and other matters than Invesco's staff follows. In addition, such services provide Invesco with a diverse perspective on financial markets. Some brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by Invesco's clients. In some cases, Soft Dollar Products are available only from the broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. Invesco believes that because broker research supplements rather than replaces Invesco's research, the receipt of such research tends to improve the quality of Invesco's investment advice.

Potential Conflicts. Invesco faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because Invesco is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces Invesco's expenses to the extent that Invesco would have purchased such products had they not been provided by brokers. Section 28(e) of the 1934 Act, as amended permits Invesco to use Soft Dollar Products for the benefit of any account it manages. Certain Invesco-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco-managed accounts, effectively cross subsidizing the other Invesco-managed accounts that benefit directly from the product. Invesco may not use all of the Soft Dollar Products provided by brokers through which a fund effects securities transactions in connection with managing the fund whose trades generated the soft dollars used to purchase such products.

Invesco attempts to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if Invesco concludes that the broker supplying the product is capable of providing best execution.

Invesco's Decision-Making Process. In choosing brokers to execute portfolio transactions for the Fund, Invesco may select brokers that provide Soft Dollar Products to the funds and/or the other accounts over which Invesco and its affiliates have investment discretion. Section 28(e) provides that Invesco, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Invesco must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or Invesco's overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist Invesco in the performance of its investment decision-making responsibilities. Accordingly, the Fund may pay a broker commissions higher than those available from another broker in recognition of the broker's provision of Soft Dollar Products to Invesco.

Allocation of Portfolio Transactions

Invesco manages numerous funds and other accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by one of the funds and by another fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. Invesco will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the fund(s) and one or more other accounts, and is considered at or about the same time, Invesco will allocate transactions in such securities among the fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable. Invesco may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

Loomis Sayles.

The Selection of Brokers

In placing orders for the purchase and sale of equity securities for the Fund, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

The Acquisition of Brokerage and Research Products and Services

Loomis Sayles' receipt of brokerage and research products or services are factors in Loomis Sayles' selection of a broker-dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., "soft dollars").

Research Products and Services. Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the 1934 Act. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decisionmaking responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

In connection with Loomis Sayles' use of soft dollars, the Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles' overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Fund, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts, including the Fund, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

For purposes of this soft dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations. Loomis Sayles does not generate "soft dollars" on fixed-income transactions.

Execution Services. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable self-regulatory organization or SEC rule(s).

Mixed-Use Products and Services. If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

Benefit to Loomis Sayles. Loomis Sayles' use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Fund as described above. However, conflicts may arise between the Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets.

Loomis Sayles' Decision-Making Process. Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described above) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Research Contracts. Loomis Sayles has entered into client commission arrangements ("CCAs") (also known as commission sharing arrangements) with some of its key broker-dealer relationships. At the same time, Loomis Sayles has significantly reduced the number of brokers with which it will trade. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients' equity trading with broker-dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker dealers from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to strengthen its relationships with its key broker-dealers and limit the broker-dealers with whom it trades to those with whom it has an electronic interface, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to manage commissions more efficiently and to provide greater transparency to its clients in their commission reports.

These CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28 (e) of the 1934 Act well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs and ATSs.

Affiliated Transactions

Subject to the overriding objective of obtaining the best possible execution of orders, Loomis Sayles may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trustees of the Fund have approved procedures whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of Loomis Sayles participates. In addition, for underwritings where a Loomis Sayles affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Trade Allocation

Investment decisions for the Fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Loomis Sayles. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by Loomis Sayles to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund.

Systematic.

Best Execution

It is Systematic's duty to seek the best overall execution of transactions for client accounts consistent with the Firm's judgment as to the business qualifications of the various broker-dealers with which Systematic may do business. In selecting broker-dealers to effect securities transactions for clients, Systematic will select broker-dealers based on its consideration of the broker's financial soundness, the broker's ability to effectively and efficiently execute, report, clear and settle the order, provide valuable research, commit capital, timely and accurately communicate with Systematic's trading desk and operations team and charge commission rates which, when combined with these services, will produce the most favorable total cost or proceeds for each transaction under the circumstances. "Best execution" is generally understood to mean the most favorable cost or net proceeds reasonably obtained under the circumstances.

Systematic's approach to seeking best execution focuses on consideration of explicit commission costs or spreads as well as on critically important factors such as minimizing market impact and price movements and achieving the Firm's overall investment goals. The Firm seeks to negotiate commission rates which, when combined with the factors used in the selection of brokers, will produce the most favorable total cost or proceeds for each transaction under the circumstances. Systematic is not obligated to choose the broker-dealer offering the lowest available commission rate if, in the Firm's reasonable judgment, there is a risk that the total cost or proceeds from the transaction may be less favorable than may be obtained elsewhere, or, if a higher commission is justified by trading provided by the broker-dealer, or if other considerations, such as those set forth above dictate utilizing a different broker-dealer. While Systematic's approach seeks to contain explicit trading costs, these considerations may not predominate in seeking to achieve the Firm's overall investment goals.

Selection Factors for Brokers

If the client engages Systematic on a fully discretionary basis, Systematic will select a broker based on a number of factors, which may include but are not limited to the following: the broker's financial soundness, the broker's ability to effectively and efficiently execute, report, clear and settle the order, provide valuable research, commit capital, timely and accurately communicate with Systematic's trading desk and operations team; research services provided in connection with soft dollar arrangements; and similar factors. Recognizing the value of these factors, Systematic may allow a brokerage commission in excess of that which another broker might have charged for effecting the same transaction.

When selecting trading venues on which to execute an order, Systematic generally considers whether it has viable options among trading venues such as different markets or trading systems. If options exist, Systematic may consider executing part or all of the trade order using an ATS. These systems can, but not always, permit at least as favorable a quality of execution as may occur using conventional brokers on conventional exchanges. These systems may reduce the role of market makers and can assist buyers and sellers in dealing directly with each other, thereby increasing market anonymity. ATS's may also offer limited market impact, lower commissions, and protection of proprietary information with respect to relatively liquid securities. At times however, these systems may also present certain limitations. In certain trading circumstances, given time constraints, priority trading needs, lack of liquidity or other conditions use of such alternative trading systems may be impractical. Systematic is not required to use alternative trading systems in any particular circumstances.

Commission Rates

Systematic obtains information as to the general level of commission rates being charged by the brokerage community from time to time and periodically evaluates the overall reasonableness of brokerage commissions paid on client transactions by reference to such data.

Systematic periodically reviews the past performance of the exchange members, brokers, or dealers with whom it has been placing order to execute portfolio transactions in light of the factors discussed above. Systematic may cease to do business with certain exchange members, brokers or dealers whose performance may not have been competitive or may demand that such persons improve their performance before receiving any further orders.

Systematic monitors the commission rates paid by clients whose transactions are executed with or through brokers selected by the Firm. As appropriate and warranted, the Firm takes steps to renegotiate its commission rates where the Firm has discretion to choose the broker with which the transaction is to be executed. Systematic also uses soft dollars which may result in client's paying higher commission rates than what may be available for execution-only trades, as further described under the Soft Dollar disclosure below.

Systematic shall not be responsible for obtaining competitive bids on directed trades done on a net basis. Systematic may be unable to obtain a more favorable price based on transaction volume on transactions that cannot be aggregated with transactions of its other advisory clients. Systematic may enter certain orders after other clients' orders for the same security, with the result that market movements may work against the client.

Trade Allocation and Aggregation

Trade allocation decisions are made among client accounts to ensure fair and equitable treatment of client accounts over time. Investment decisions are generally applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. Systematic, when rebalancing individual accounts, may or may not have an opportunity to aggregate or "bunch" trades; thus there may be disparity in price or commissions among clients. When the brokerage firm has not been designated by the clients, Systematic may, but is not obligated to, aggregate or "bunch" trades of securities to be purchased or sold into block trades in order to seek the most favorable execution and lower brokerage commissions in such manner as Systematic deems equitable and fair to the clients. As a general rule, all accounts for which trades are aggregated will receive the same average execution price for that day. All allocations of block trades, including expenses incurred in the transaction, shall be made on a fair and equitable basis over time, to the extent practicable, without favoring any account or type of account or client over another over a period of time. In cases when a trade is not completed in a single "bunched" day, Systematic will allocate the traded shares on a pro-rata basis among all of the accounts in the trade block. Systematic is not obligated to aggregate trades in any circumstances.

The choice of the method of trade allocation will be based on various factors including how much of the total block was completed and the liquidity of the issue being traded.

Although Systematic generally seeks to allocate investment opportunities as fairly and equitably as possible over the long term, Systematic cannot assure the equal participation of every client in every investment opportunity or every transaction. Systematic may determine that a limited supply or demand for a particular opportunity or investment or other factors noted above may preclude the participation of some clients in a particular investment opportunity or trade.

Initial Public Offerings

Initial public offerings ("IPOs") and certain secondary offerings often present limited opportunities for client participation because not all clients are eligible to participate in every offering; the number of shares of each offering allotted to Systematic may be too small to permit meaningful participation by all clients that may be eligible to participate; and the number and nature of offerings generally may be dependent upon market or economic factors beyond the Firm's control.

IPOs typically do not qualify for the traditional value style portfolios managed by Systematic due to a lack of earnings and/or cash flows associated with a new issuance. In the event that Systematic participates in any initial public offerings and other securities with limited availability, Systematic allocates IPOs among client accounts in a fair and equitable manner over time, taking into consideration factors such as client account objectives and preference, investment restrictions, account sizes, cash availability, and current specific needs. Systematic generally seeks to ensure that over the long term, each eligible client with the same or similar investment objectives will receive an equitable opportunity to participate in such offerings, and that no eligible client will be unfairly disadvantaged, subject to limitations noted above. Secondary offerings are generally allocated to non-directed accounts based on product style and account size. Systematic's Wrap accounts and non-discretionary program (or directed accounts) are generally not eligible for IPOs.

Soft Dollars

The Client current portfolio transactions may be placed by Systematic with certain broker/dealers consistent with Section 28(e) of the 1934 Act, as amended, in recognition of brokerage and research services provided by those broker-dealers and/or other third-party providers. The research provided can be either proprietary (created and provided by the broker/dealer, including tangible research products as well as, for example, access to company management or broker/dealer generated research reports) or third-party (created by the third-party, but provided by the broker/dealers). This practice may cause clients to pay a broker/dealer a commission rate higher than that which a broker/dealer would have charged for execution only. These products and services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

In the allocation of brokerage business, Systematic may give preference to those brokers that provide research and brokerage products and services, either directly or indirectly, so long as the Firm believes that the selection of a particular broker is not inconsistent with Systematic's duty to seek best execution. To the extent that Systematic is able to obtain such products and services through the use of clients' commission dollars, it reduces the need to produce the same research internally or through outside providers for hard dollars and thus provides an economic benefit to Systematic. On an ongoing basis, Systematic monitors the research and brokerage services received to ensure that the services received are reasonable in relation to the brokerage allocated.

Products and services which provide lawful and appropriate assistance to Systematic's investment decision-making process may be paid for with commissions generated by client accounts to the extent such products and services were used in that process.

It is possible that Systematic could receive products or services, which are used for both research and other purposes, such as for administration or marketing. In such cases, Systematic would allocate the cost of the product on a basis which it deemed reasonable according to the various uses of the product, and would maintain records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services would be paid with the brokerage commissions generated by fiduciary accounts and the non-research portion will be paid in cash by Systematic.

Systematic retains documentation of the soft to hard dollar allocation and periodically reviews this allocation.

The research and brokerage products/services provided by brokers through its soft dollar arrangements benefits Systematic's investment process for client accounts and are used in formulating investment advice for any and all clients of the Firm including accounts other than those that paid commissions to the brokers on a particular transaction. As a result, not all research generated by a client's trade will benefit that particular client's account. In some instances, the other accounts benefited will include accounts that clients have directed a portion of their brokerage commissions to go to particular brokers other than those providing the research products/services.

Systematic may also receive unsolicited proprietary research from broker-dealers through which it trades. Proprietary research of this nature is generally part of a "bundle" of brokerage and research and the research is not separately priced. Any research received is used to service all clients to which it is applicable. Systematic executes trade orders with broker-dealers on the basis of Best Execution as described above, without consideration of any unsolicited research services that it may receive. Systematic makes no attempt to link the acquisition of unsolicited research with any particular client transactions.

Commission Sharing Arrangements

In addition, Systematic may, as permitted by applicable law and subject to best execution, use commissions to obtain products or services provided by broker-dealers but produced by third parties, through commission sharing arrangements ("CSAs"). In a commission sharing arrangement, Systematic may request that executing brokers allocate a portion of total commissions paid to a pool of "credits" maintained by the broker that can be used to obtain research or brokerage services permissible under Section 28(e). After accumulating a number of credits within the pool, Systematic may subsequently direct that those credits be used to pay appropriate parties in return for eligible research and brokerage services provided by the broker to Systematic.

It should be noted that these pooled CSA structures can be used to pay for independent research, but also other third party research, and the research of broker-dealers - i.e. a money manager could conclude that if a broker dealer does not meet its requirements in terms of execution capabilities, yet provides valuable research, it could terminate any execution relationship and pay for the research through another broker-dealer.

Systematic may enter into such CSAs whereby it may direct client brokerage to broker dealers who provide research and brokerage services to Systematic. Research received may include proprietary research generated by the broker-dealers that execute the transactions or research generated by third parties and provided by such broker-dealers. The CSAs may be structured as traditional soft dollar arrangements obligating the broker-dealer to pay for specific research product or they may be structured to allow Systematic to designate broker-dealer payments to specific research providers based on existing commission credits with the executing broker-dealers. The latter arrangements enable Systematic to separate trade execution from research.

The CSAs enable Systematic to work more closely with certain key broker-dealers, and limit the broker-dealers with whom it trades, while still maintaining research relationships with broker-dealers that provide Systematic with research and research services.

OTHER INFORMATION

Brokerage. Pursuant to a shareholder vote, the fund reorganized and added an affiliated sub-adviser on August 23, 2010. The fund first hired unaffiliated sub-advisers on December 1, 2010. Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control provided each determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the fund through December 31, 2010.

Fund	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers Small-Mid Cap Fund	$ 4,463	0.0003%

During the period ended December 31, 2010, the fund paid brokerage commissions of $4,463 to NFS. NFS is paid on a commission basis. During the period ended December 31, 2010, this amounted to approximately 0.30% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 0.08% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

Outstanding Shares and Ownership of Shares. There were 236,831,557 shares of the Fund issued and outstanding as of December 31, 2010.

As of December 31, 2010, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

Annual Report. For a free copy of the Fund's annual report for the fiscal year ended February 28, 2010, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109. Until the close of business on August 20, 2010, the Fund was named PAS Small-Mid Cap Fund of Funds, and was a fund of Fidelity Rutland Square Trust.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Strategic Advisers is a registered service mark of FMR LLC.

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